File Nos. 33-48696 & 811-6707

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately
                                                              Aquilasm
                                                              Group of Funds


                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on September 4, 2003


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:       (a)    at the Rhode Island Convention Center
                    1 Sabin Street
                    Providence, Rhode Island;


Time:        (b)    on September 4, 2003
                    at 2:30 p.m. Eastern Daylight time;


Purposes:    (c)    for the following purposes:

               (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

               (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending June 30, 2004 (Proposal No. 2);

               (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:

          (d) To vote at the Meeting, you must have been a shareholder on the Fund's records at the close of business on June 13, 2003 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                By order of the Board of Trustees,

                                EDWARD M. W. HINES
                                Secretary




July 25, 2003


Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Fund's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser is Citizens Investment Advisors, a department of Citizens Bank of Rhode Island (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about July 25, 2003.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $11.14; Class C Shares, $11.13; Class Y Shares, $11.14; and Class I Shares, $11.13. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 9,346,024; Class C Shares, 2,043,511; Class Y Shares, 1,667,808; and Class I Shares, 41,115.

     On the record date, the following holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and Address of                                      Percent
The Holder of Record           Number of Shares         of Class

Institutional 5% shareholders

National Financial Services    1,479,075 Class A Shares     15.8%
Corp.
200 Liberty Street
New York, NY 10281

Fiserv Securities Inc.         1,327,444 Class A Shares     14.2%
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

Merrill Lynch Pierce,             585,410 Class A Shares     6.3%
  Fenner & Smith                  422,425 Class C Shares    20.7%
4800 Deer Lake Dr. East
Jacksonville, FL  32246

Citizens Bank of Rhode Island   1,166,656 Class Y Shares    70.0%
One Citizens Plaza
Providence, RI  02903

Pershing LLC                       171,803 Class Y Shares   10.3%
P. O. Box 2052
Jersey City, NJ  07303

Perry Baker & Co.                   41,115 Class I Shares  100.0%
The Washington Trust Co.
23 Broad Street
Westerly, RI  02891

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October, 2002. All nominees have consented to serve if elected.

Trustees(1)
and Officers


                                                                       Number of
                         Positions Held                                Portfolios in    Other Directorships
                         with                                          Fund Complex     Held by Trustee
                         Fund                                          Overseen by      (The position held is
Name, Address(2) and     and Length of    Principal Occupation(s)      Trustee          a directorship unless
Date of Birth            Service(3)       During Past 5 Years                           indicated otherwise.)

Interested Trustees(4)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the         12     Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust, Oppenheimer
                         1992             organization and Manager or                Quest Value Funds Group,
                                          Administrator and/or Adviser or            Oppenheimer Small Cap Value
                                          Sub-Adviser to each fund of the            Fund, Oppenheimer Midcap Fund,
                                          Aquilasm Group of Funds (5) and            and Oppenheimer Rochester Group
                                          Founder, Chairman of the Board of          of Funds.
                                          Trustees and (currently or until
                                          1998) President of each since its
                                          establishment, beginning in 1984;
                                          Director of the Distributor since
                                          1981 and formerly Vice President
                                          or Secretary, 1981-1998;
                                          President and a Director, STCM
                                          Management Company, Inc., sponsor
                                          and investment adviser to Capital
                                          Cash Management Trust since 1973;
                                          Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and charitable
                                          organizations.

David A. Duffy           Trustee          Chairman, formerly President,       1      Citizens Bank of Rhode
North Kingstown, RI      since 1995       Duffy & Shanley, Inc., a                   Island since 1999.
(08/07/39)                                marketing communications firm,
                                          since 1973; Transition Chairman
                                          for Gov. Donald Carcieri (R.I.);
                                          immediate past National Chairman,
                                          National Conference for Community
                                          and Justice (NCCJ); Chairman,
                                          Providence College President's
                                          Council; officer or director of
                                          numerous civic and non-profit
                                          organizations.
John J. Partridge        Trustee since    Founding Partner, Partridge, Snow   1                  None
Providence, RI           2002             & Hahn, LLP, a law firm,
(05/05/40)                                Providence, Rhode Island, since
                                          1988; director of various
                                          educational, civic and charitable
                                          organizations, including Greater
                                          Providence Chamber of Commerce
                                          and Memorial Hospital of Rhode
                                          Island.

Non-interested
Trustees

Vernon R. Alden          Trustee since    Retired; General Independent        1      Sonesta International Hotels
Boston, MA               1992             Partner, Merrill Lynch-Lee Funds;          Corporation.
(04/07/23)                                former director or trustee of
                                          various Fortune 500 companies, as
                                          well as various open-end
                                          investment companies, formerly
                                          President of Ohio University and
                                          Associate Dean of the Harvard
                                          University Graduate School of
                                          Business Administration; member
                                          of several Japan-related advisory
                                          councils; Honorary Consul General
                                          of the Royal Kingdom of Thailand;
                                          trustee of various cultural,
                                          educational and civic
                                          organizations.

Paul Y. Clinton          Trustee since    Principal, Clinton Management       2      Director or trustee, OCC
Osterville, MA           1996             Associates, a financial and                Cash Reserves, Inc., OCC
Naples, FL                                venture capital consulting firm.           Accumulation Trust,
(02/14/31)                                                                           Oppenheimer Quest Value
                                                                                     Funds Group, Oppenheimer
                                                                                     Small Cap Value Fund,
                                                                                     Oppenheimer Midcap Fund, and
                                                                                     Oppenheimer Rochester Group
                                                                                     of Funds.

William J. Nightingale   Trustee since    Retired; formerly Chairman,         2            Ring's End, Inc.
Rowayton, CT             1992             founder (1975) and Senior Advisor
(09/16/29)                                until 2000 of Nightingale &
                                          Associates, L.L.C., a general
                                          management consulting firm
                                          focusing on interim management,
                                          divestitures, turnaround of
                                          troubled companies, corporate
                                          restructuring and financial
                                          advisory services.

Cornelius T. Ryan        Trustee since    Founder and General Partner,        3      Director of Neuberger &
Westport, CT and         2002             Oxford Ventures Partners, a group          Berman Equity Funds.
Sun Valley, ID                            of investment venture capital
(11/14/31)                                partnerships, since 1981 and
                                          Founder and General Partner,
                                          Oxford Bioscience Partners, a
                                          group of venture capital
                                          partnerships focused on life
                                          sciences, genomics, healthcare
                                          information technology and
                                          medical devices, since 1991.

J. William Weeks         Trustee since    Retired; limited partner and        3                  None
Palm Beach, FL           1995             investor in various real estate
(06/22/27)                                partnerships since 1988; formerly
                                          Senior Vice President or Vice
                                          President of the Aquila Bond
                                          Funds; and Vice President of the
                                          Distributor.

Officers
Diana P. Herrmann        President        President and Chief Operating      N/A                 N/A
New York, NY             since 1998       Officer of the Manager since
(02/25/58)                                1997, a Director since 1984,
                                          Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          funds in the Aquilasm Group of
                                          Funds since 1986; Director of
                                          the Distributor since 1997;
                                          trustee, Reserve Money-Market
                                          Funds, 1999-2000 and Reserve
                                          Private Equity Series,
                                          1998-2000; active in mutual fund
                                          and trade organizations and in
                                          charitable and volunteer
                                          organizations.

Stephen J. Caridi        Senior Vice      Vice President of the Distributor   N/A                 N/A
New York, NY (05/06/61)  President        since 1995; Vice President,
                         since 1998       Hawaiian Tax-Free Trust since
                                          1998; Senior Vice President,
                                          Narragansett Insured Tax-Free
                                          Income Fund since 1998, Vice
                                          President 1996-1997; Assistant
                                          Vice President, Tax-Free Fund For
                                          Utah since 1993

Joseph P. DiMaggio       Chief            Chief Financial Officer of the      N/A                 N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global Funds,
                         Treasurer        1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &      N/A                 N/A
New York, NY             since 1982       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the Manager   N/A                 N/A
New York, NY (08/23/40)  Secretary        since 1998 and Assistant
                         since 2000       Secretary of the Aquilasm Group
                                          of Funds since 2000; trustee,
                                          Alpha Strategies Fund since July,
                                          2002; Consultant, The Wadsworth
                                          Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the          N/A                 N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          four Aquila Money-Market Funds
                                          since 1990; Vice President of the
                                          Manager since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the          N/A                 N/A
New York, NY            Treasurer since   Aquilasm Group of Funds since
(11/02/66)              2000              2000; Assistant Vice President of
                                          the Manager since 1998; Fund
                                          Accountant for the Aquilasm Group
                                          of Funds, 1995-1998.


(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Fund, as that term is defined in the 1940 Act, as an officer of the Fund, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Mr. Duffy is an interested person as a director of the Sub-Adviser. Mr. Partridge is an interested person of the Fund as a partner of the law firm that performs legal services for the Sub-Adviser.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Capital Cash Management Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 12 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Trustees
                                (as of 06-30-03)

                     Dollar Range           Aggregate Dollar
                     Of Ownership           Range of Ownership
                     In Narragansett        in Aquilasm Investment
                     Insured Tax-Free       Companies Overseen by
                     Income Fund(1)         Trustee(1)

Interested Trustees

Lacy B. Herrmann           B                        E

David A. Duffy             C                        C

John J. Partridge          C                        C


Not interested Trustees

Vernon R. Alden            B                        B

Paul Y. Clinton            B                        B

William J. Nightingale     B                        C

Cornelius T. Ryan          B                        C

J. William Weeks           B                        C


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2003 the Fund paid a total of $83,518 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 12 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                    Compensation
                                    From
                                    all funds         Number of
                                    in the            boards on
                   Compensation     Aquilasm          which the
                   from the         Group             Trustee
      Name         Fund             of Funds          now serves

Vernon R. Alden    $7,400          $ 7,400                1

Paul Y. Clinton    $6,500          $10,300                2

David A. Duffy     $6,850          $ 6.850                1

William J.
Nightingale        $8,000          $16,000                2

John J.
Partridge          $7,200          $ 7,200                1

Cornelius T. Ryan  $7,050          $13,850                3

J. William Weeks   $8,400          $22,100                3


     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds. As of June 30, 2003, these funds had aggregate assets of approximately $3.9 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended June 30, 2003, the Fund accrued $648,033 in management fees, of which $516,239 was waived, $2,187 was paid to the Manager, and the balance was paid to the Sub-Adviser.

     During the fiscal year ended June 30, 2003, $142,960 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $2,971 was retained by the Distributor. With respect to Class C Shares, during the same period $141,378 was paid under Part II of the Plan and $47,126 was paid under the Shareholder Services Plan. Of these total payments under Part II of the Plan of $188,504, the Distributor received $30,771. All of such payments were for compensation. With respect to Class I Shares, during the same period $206 was paid under Part III of the Plan and $617 was paid under the Shareholder Services Plan.

     The Distributor currently handles the distribution of the shares of twelve funds (four money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Vernon R. Alden, Paul Y. Clinton, William J. Nightingale, Cornelius T. Ryan and
J. William Weeks. The Committee (i) selects the Fund's independent auditors (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of auditors is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of the Manager, Sub-adviser or the parents or subsidiaries of either.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending June 30, 2004. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for 2002 and 2003, and fees billed for other services rendered by KPMG.

                                              2002                       2003

Audit Fees                                  $14,500                    $14,950

Audit related fees                          $  -0-                     $  -0-

   Audit and
   audit related fees                       $14,500                    $14,950

Tax fees(1)                                 $ 8,900                    $ 7,767

All other fees                              $  -0-                     $  -0-

         Total fees                         $23,400                    $22,717

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2004.

     KPMG has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                    APPENDIX


                    Narragansett Insured Tax-Free Income Fund

                             AUDIT COMMITTEE CHARTER


1.   The Audit Committee shall be composed entirely of independent Trustees.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Fund operations; and

     (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Please fold and detach card at perforation before mailing.

                          Aquilasm Group of Funds
                 NARRAGANSETT INSURED TAX-FREE INCOME FUND

              Proxy for Shareholders Meeting September 4, 2003
             Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of NARRAGANSETT INSURED TAX-FREE INCOME FUND (the "Fund") whose signature(s) appear(s) below do/does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, September 4, 2003 at the Rhode Island Convention Center, One Sabin Street, Providence, Rhode Island; at 2:30 p.m. Eastern Daylight time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com.

Address changes/comments:   _______________________________
                            _______________________________
                            _______________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2003


_________________________________
 Signature(s)
[SIGN WITHIN THE BOX]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Please fold and detach card at perforation before mailing.


NARRAGANSETT INSURED TAX-FREE INCOME FUND

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

[X]  PLEASE DO NOT USE FINE POINT PENS

1.       Election of Trustees

        01) Lacy B. Herrmann*  02) Vernon R. Alden  03) Paul Y. Clinton
        04) David A. Duffy* 05) William J. Nightingale 06) John J. Partridge* 07) Cornelius T. Ryan 08) J. William Weeks

         * interested Trustees
                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT

_____________________

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/or name(s)on the line above.

[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

2. Action on selection of KPMG LLP as independent auditors
                   (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.
                                                       __
                  I plan to attend the annual meeting [__]

For address changes and/or comments, please check this box and write them on the front where indicated.
                                  _
                                 [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.